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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 14, 1999
                                                  ----------------



                                  RAILTEX, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)



           Texas                        34-022552                74-1948121
           -----                        ---------                ----------
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)



4040 Broadway, Suite 200, San Antonio, TX                                  78209
-----------------------------------------                                  -----
(Address of principal executive offices)                                Zip Code



Registrant's telephone number, including area code: (210) 841-7600



                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Item 5. Other Events
        ------------

(a) On October 14, 1999, RailTex, Inc., a Texas corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with RailAmerica, Inc., a Delaware corporation ("RailAmerica") and Cotton Acquisition Corp., a Texas corporation and a wholly owned subsidiary of RailAmerica ("Merger Sub"). Pursuant to the terms and subject to the satisfaction of the conditions contained in the Merger Agreement (including the approval and adoption of the Merger Agreement and the approval of the Merger (as defined below) by the Company's shareholders, the approval of the issuance of RailAmerica Common Stock (as defined below) by RailAmerica's shareholders and the receipt of any necessary regulatory approval), Merger Sub will merge with and into the Company (the "Merger"), with the Company as the surviving corporation. As a result of the Merger, each outstanding share of common stock, par value $0.10 per share, of the Company (other than shares owned by the Company or RailAmerica or shares with respect to which the holders have demanded and not lost their right to dissent pursuant to the Merger Agreement and the Texas Business Corporation
     Act) will be converted into the right to receive (i) $13.50 in cash, and
     (ii) 0.66666667 shares of common stock, par value $0.001 per share, of RailAmerica ("RailAmerica Common Stock"). The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

(b) A copy of the press release issued by the Company and RailAmerica on October 14, 1999 in respect of the Merger is attached hereto as Exhibit
     99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits
        ---------------------------------

(a)  Financial Statements of business acquired: None

(b)  Pro Forma Financial Information:           None

(c)  Exhibits:

     2.1 Agreement and Plan of Merger, dated as of October 14, 1999, by and among RailAmerica, Inc., Cotton Acquisition Corp. and RailTex, Inc.

     99.1 Press Release issued by the Company and RailAmerica on October 14,
          1999



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        RAILTEX, INC.


Dated: October 19, 1999                 By: /s/ Joseph P. Jahnke
                                            ------------------------------
                                        Name:  Joseph P. Jahnke
                                        Title: Senior Vice President - Finance
                                               and Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

2.1 Agreement and Plan of Merger, dated as of October 14, 1999, by and among RailAmerica, Inc., Cotton Acquisition Corp. and RailTex, Inc.

99.1 Press Release issued by the Company and RailAmerica on October 14, 1999